UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2019

Universal Biosensors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52607	98-0424072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Avenue Rowville, 3178, Victoria Australia		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+61 3 9213 9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Universal Biosensors, Inc. (the “Company”) held its annual meeting of stockholders on June 25, 2019. At the meeting, the Company’s stockholders (i) elected Mr. Marshall Heinberg to serve as a Class III director of the Company until the 2022 annual meeting of stockholders, or until his successor is duly elected and qualified; (ii) elected Mr. David Hoey to serve as a Class III director of the Company until the 2022 annual meeting of stockholders, or until his successor is duly elected and qualified; and (iii) approved the proposal regarding an advisory vote to approve the compensation awarded to the Company’s named executive officers.

Proposal No.	Proposal	Votes For	Votes Against	Abstentions
Proposal 1(a)	Re-election of Mr. Marshall Heinberg	65,020,132	4,575,459	72,223
Proposal 1(b)	Re-election of Mr. David Hoey	68,113,414	1,482,177	72,223
Proposal 2	Advisory Vote on the Compensation of Senior Executives	66,862,645	2,366,869	438,300

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing presentation materials that the Company used during its annual meeting of stockholders on June 25, 2019. The Company is also making the materials available on its website (www.universalbiosensors.com). The Company is furnishing the presentation materials as Exhibit 99.1 to this Current Report on Form 8-K. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information furnished includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information provided pursuant to this Item 7.01 and Item 9.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation by Mr. Rick Legleiter, Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: June 25, 2019	By:	/s/ Salesh Balak
	Name:	Salesh Balak
	Title:	Principal Financial Officer